SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2003

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                    001-16533                 63-1261433
(State of Incorporation)      (Commission File No.)     (IRS Employer I.D. No.)


  100 Brookwood Place, Birmingham, Alabama                      35209
   (Address of Principal Executive Office )                  (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


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Item 7. Financial Statements and Exhibits

        (c)  Exhibits filed with this report:

        Number         Exhibit

        99.1 Copy of Registrant's press release, dated June 30, 2003, publicly commenting on its earnings expectations for Second Quarter 2003.

        99.2 Copy of Registrant's press release, dated June 30, 2003, publicly announcing its proposed private offering of convertible debentures.

Item 9. Results of Operations and Financial Condition

     The registrant has furnished this report to disclose for Regulation FD purposes its public release of:

     1. Comments on its earnings expectations for the quarter ending June 30, 2003. A copy of the press release, dated June 30, 2003, is included as exhibit
99.1 to this report.

     2. Announcement of its proposed private offering of convertible debentures. A copy of the press release, dated June 30, 2003, is included as exhibit 99.2 to this Report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 30, 2003


                                        PROASSURANCE CORPORATION

                                        By:  /s/__Howard H. Friedman______
                                                  Howard H. Friedman
                                                  Chief Financial Officer

                                                                   Exhibit 99.1


 ProAssurance Comments on Earnings Expectations for the Second Quarter of 2003

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--June 30, 2003--ProAssurance Corporation (NYSE: PRA) said today that it expects Operating Income per Share for the three months ending June 30, 2003 will be between $0.22 and $0.27. ProAssurance will announce its results for the second quarter and first six months of 2003 after the close of the market on August 11th.
    Operating income is a "Non-GAAP Financial Measure" that ProAssurance defines as net income excluding the after tax effects of guaranty fund assessments, capital gains and losses, and the results of accounting changes. Guaranty fund assessments and accounting changes are outside the Company's control, and the timing of realized investment gains and losses is largely discretionary. Because these excluded items can distort the comparability of results to prior periods and to budgets for the same periods, the Company uses operating income as a consistent method of measuring performance. The Company believes that the disclosure of operating income is useful information for investors for the same reasons and has consistently reported operating income in its quarterly and annual public reports of financial information.
    The Company is not yet able to reconcile expected operating income to expected net income for the three months ending June 30, 2003. That reconciliation would require the Company to determine its investment gains and losses for the current period far earlier than normal in the regular quarterly review and reconciliation process. Making that calculation at this time would require unreasonable effort and expense, and could lead to errors because of incomplete information. However, because these numbers are excluded from operating income, the Company believes it can comment on expected operating earnings. For reference, the following table reflects the reconciliation of our net income to operating income for the year ended December 31, 2002, and for the three months ended March 31, 2003:

Reconciliation of Net Income to Operating Income
         (in thousands)
                                                Year      Three Months
                                                Ended        Ended
                                             December 31,   March 31,
                                                2002          2003
                                             ------------ ------------
Net Income                                     $12,207       $6,349
Adjustments, net of tax effects
Add:
     Net Realized Investment Losses              3,449            -
     Guaranty Fund Assessments                   1,449          153
Subtract:
     Net Realized Investment Gains                   -          654
     Cumulative effect of Accounting Change      1,694            -
Operating Income                               $15,411       $5,848


    About ProAssurance

    ProAssurance Corporation is a specialty insurer with more than $2.5 billion in assets and more than $630 million in gross written premiums. The Company was formed by the combination of Medical Assurance, Inc. and Professionals Group, Inc. in June 2001. As the nation's fourth largest writer of medical professional liability insurance, ProAssurance's subsidiaries, The Medical Assurance Company, Inc., Medical Assurance of West Virginia, Inc., ProNational Insurance Company and Red Mountain Casualty Insurance Company, Inc., are recognized leaders in developing solutions which serve the needs of the evolving health care industry. ProAssurance is the tenth largest writer of personal auto coverage in Michigan through its subsidiary, MEEMIC Insurance Company. A. M. Best assigns a rating of "Excellent" to ProAssurance and its subsidiaries; Standard & Poor's assigns the Company's professional liability carriers a "Strong" rating.

    Caution Regarding Forward Looking Statements

    This news release contains historical information as well as forward-looking statements that are based upon ProAssurance's estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "intend," "may," "preliminary," "project," "should," "will," and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that convey the Company's view of future events and trends in the medical professional liability insurance marketplace are expressly designated as Forward Looking Statements. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents filed by ProAssurance Corporation with the Securities and Exchange Commission, including Form 10K for the year ended December 31, 2002 and Form 10Q for the most recent quarter. In view of the many uncertainties inherent in the forward-looking statements made in this document, the inclusion of such information should not be taken as representation by the Company or any other person that ProAssurance's objectives or plans will be realized. ProAssurance expressly disclaims any obligation to update or alter its forward looking statements whether as a result of new information, future events or otherwise, except as required by law.

    CONTACT: ProAssurance Corporation, Birmingham
             Frank B. O'Neil, 800/282-6242 or 205/877-4461
             foneil@ProAssurance.com

                                                                   Exhibit 99.2

                ProAssurance Announces Proposed Private Offering
                        of Convertible Senior Debentures

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--June 30, 2003--ProAssurance Corporation (NYSE: PRA) today announced that it will commence an offer to sell $90 million of convertible senior debentures through a private offering. This amount does not include an option granted to the initial purchasers to acquire additional debentures.
    The offering will be made only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. ProAssurance intends to use the net proceeds of the offering to repay outstanding indebtedness under its existing term bank financing and for general corporate purposes. The debentures, which will be convertible into shares of ProAssurance's common stock, will be due in 2023. Holders of the debentures can require ProAssurance to repurchase the debentures on certain dates and upon the occurrence of specified events.
    The securities to be offered have not been registered under the Securities Act of 1933 or any state securities laws and unless so registered may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and applicable state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any of these securities.

    About ProAssurance

    ProAssurance Corporation is a specialty insurer with more than $2.5 billion in assets and more than $630 million in gross written premiums. The Company was formed by the combination of Medical Assurance, Inc. and Professionals Group, Inc. in June 2001. As the nation's fourth largest writer of medical professional liability insurance, ProAssurance's subsidiaries, The Medical Assurance Company, Inc., Medical Assurance of West Virginia, Inc., ProNational Insurance Company and Red Mountain Casualty Insurance Company, Inc. are recognized leaders in developing solutions which serve the needs of the evolving health care industry. ProAssurance is the tenth largest writer of personal auto coverage in Michigan through its subsidiary, MEEMIC Insurance Company. A. M. Best assigns a rating of "Excellent" to ProAssurance and its subsidiaries; Standard & Poor's assigns the Company's professional liability carriers a "Strong" rating.

    Caution Regarding Forward Looking Statements

    This news release contains historical information as well as forward-looking statements that are based upon ProAssurance's estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "intend," "may," "preliminary," "project," "should," "will," and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that convey the Company's view of future events and trends in the medical professional liability insurance marketplace are expressly designated as Forward Looking Statements. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents filed by ProAssurance Corporation with the Securities and Exchange Commission, including Form 10K for the year ended December 31, 2002 and Form 10Q for the most recent quarter. In view of the many uncertainties inherent in the forward-looking statements made in this document, the inclusion of such information should not be taken as representation by the Company or any other person that ProAssurance's objectives or plans will be realized. ProAssurance expressly disclaims any obligation to update or alter its forward looking statements whether as a result of new information, future events or otherwise, except as required by law.

    CONTACT: ProAssurance Corporation
             Frank B. O'Neil, 800/282-6242 or 205/877-4461
             foneil@ProAssurance.com